UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2007

US BioEnergy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-33203	20-1811472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Cenex Drive, Inver Grove Heights, MN	55077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (651) 554-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 29, 2007, US BioEnergy Corporation and VeraSun Energy Corporation issued a joint press release announcing that they have entered into an Agreement and Plan of Merger pursuant to which US BioEnergy and VeraSun will combine their businesses through a merger of US BioEnergy and a newly formed, wholly owned subsidiary of VeraSun.

A copy of the joint press release announcing the execution of the merger agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIOENERGY CORPORATION

Date: November 29, 2007	/s/ Gregory S. Schlicht
	By:	Gregory S. Schlicht
	Its:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated November 29, 2007